UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2010

Cole Credit Property Trust III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53960	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets

City Center Plaza – Bellevue, WA

As previously reported in our Current Report on Form 8-K filed on May 6, 2010, Cole Credit Property Trust III, Inc. (the “Company”), through Cole MT Bellevue WA, LLC, a Delaware limited liability company ( “MT Bellevue”), a wholly-owned subsidiary of Cole REIT III Operating Partnership, LP (“CCPT III OP”), the operating partnership of the Company, entered into a purchase and sale agreement on April 30, 2010 (as amended, the “Agreement”) with City Center Bellevue Development LLC, a Delaware limited liability company (the “Seller”), which is not affiliated with the Company, its advisor or affiliates. Pursuant to the Agreement, MT Bellevue agreed to purchase 100% of the Seller’s interest in (i) an approximately 583,000 square foot office building constructed in 2008 and located in Bellevue, Washington (the “Property”) and (ii) all leases, including all amendments thereto and guaranties thereof, with tenants leasing all or any portion of the Property.

On July 9, 2010, MT Bellevue acquired the Property for a gross purchase price of $310.0 million paid in cash, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering.  In connection with the acquisition, the Company paid an affiliate of Cole REIT Advisors III, LLC, the Company’s advisor, an acquisition fee of $6.2 million.

The Property is 99.6% leased, of which approximately 96.3% is subject to a net lease with Microsoft Corporation (the “Tenant”). Pursuant to the lease, the Tenant is required to pay substantially all operating expenses in addition to base rent.  The current annual base rent of approximately $19.3 million, or approximately $34.34 per office space square foot, is comprised of rent for the office space of approximately $16.5 million, storage facilities of approximately $84,000 and parking of approximately $2.7 million. The office space and storage facilities rents each increase annually by 3.0% of the then-current annual base rent for the remaining approximately 14 years of the initial lease term, which expires June 14, 2024, while the parking space rent increases on the third lease year and every year thereafter by the lesser of fair market rent or 5.0%. The Tenant has three options to renew the lease, beginning June 15, 2024, each for an additional five year term.  The annual base rent for the three option periods is 95% of the fair market rent, as agreed upon by the Company and the Tenant pursuant to the terms of the lease on the renewal date.

We expect the average capitalization rate for this property over the Tenant’s remaining initial lease term to be approximately 7.70%. The Company determined the expected capitalization rate by dividing the Property’s projected annual average net operating income by the purchase price of the Property. Net operating income, as determined by the Company in its due diligence process, primarily includes contractual base rental income, expected parking income, expense reimbursements and miscellaneous income reduced for expected operating expenses such as common area maintenance, management fees, taxes and insurance, the majority of which is reimbursable to the Company by the Tenant.  The Company’s projected annual average net operating income includes estimates that may differ from actual results.

The Company is currently in discussions with a lender in connection with a possible $156.0 million loan secured by the Property with a fixed interest rate of 3.99% per annum and an anticipated maturity date of July 2015. Due to the favorable terms of the potential loan, the Company expects the loan to have a positive impact on the Company’s return on investment in the Property.  While the Company believes the financing will close on or about July 23, 2010, the Company has not yet entered into a binding agreement with the lender and cannot assure that the loan will close.

In evaluating the Property as a potential acquisition and determining the appropriate amount of consideration to be paid for the Property, the Company considered a variety of factors, including the Tenant’s AAA credit quality rating, Tenant’s position as a central player in the retail computer industry, Tenant’s 3.0% annual base rent increases, Tenant’s long term lease, Property’s appraised value, Property location, age of the development, physical condition, trade area demographics and the presence of demand generators within the Bellevue, Washington area.  The Company also believes that the Property meets the Company’s investment objectives of acquiring quality commercial real estate properties net leased under long-term leases to creditworthy tenants, which provide current cash flows from operations.

Cole Realty Advisors Inc., an affiliate of the Company, has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the Property and will receive a property management fee of 2.0% of the monthly gross revenue from the Property. The Company currently has no plans for any renovations, improvements or development of the Property. The Company believes the Property is adequately insured.

Item 7.01 Regulation FD Disclosure

Cole Credit Property Trust III, Inc. intends to issue a press release announcing the completed acquisition of the Property. A copy of the press release is furnished as Exhibit 99.1 hereto.  The press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 9.01                   Financial Statement and Exhibits

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before September 17, 2010, which date is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Shell Company Transactions.

None.

(d) Exhibits.

99.1 Press Release dated July 9, 2010

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission (“SEC”). We make no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 9, 2010	COLE CREDIT PROPERTY TRUST III, INC.
	By:	/s/ Christopher H. Cole
	Name:	Christopher H. Cole
	Title:	Chief Executive Officer and President